                                                                 Exhibit 10.38

                              Modification No. 1
                              ------------------


     Modification No. 1 dated as of June 23, 1995 (this "Modification") among USFAR INC., a Delaware corporation (together with its successors and assigns ("USFAR"), US FOODSERVICE INC., a Delaware corporation ("US Foodservice"), each of the subsidiaries of US Foodservice party hereto other than USFAR (the "Subsidiaries") and Chemical Bank, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee").

     WHEREAS, USFAR, US Foodservice, the Subsidiaries and the Trustee have entered into an Amended and Restated Pooling and Servicing Agreement, dated as of October 27, 1994 (the "Pooling and Servicing Agreement");

     WHEREAS, USFAR, US Foodservice, and the Trustee have entered into a Series 1994-1 supplement, dated as of October 27, 1994 to the Pooling and Servicing Agreement (the "Supplement"); and

     WHEREAS, concurrently with the execution and delivery of this Modification, the parties hereto are entering into Modification No. 2 providing for, among other things, the issuance of additional Term Certificates under the Supplement in the aggregate principal amount of $15,000,000;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used in this Modification shall, unless defined herein, have the respective meetings assigned to such terms in the Pooling and Servicing Agreement.

     2.   Pooling and Servicing Agreement.

     (a) Subsection 2.7(l) of the Pooling and Servicing Agreement is hereby waived to permit USFAR to merge (the "Merger") with and into USFAR Inc., a Nevada corporation ("USFAR Nevada") with USFAR Nevada being the surviving corporation.

     (b) Section 1.1 of the Pooling and Servicing Agreement is hereby amended by deleting the definition of "ARA Percentage Adjustment" and by restating and adding the following definitions:

          "Special Obligor" shall mean any Eligible Obligor which is designated as a Special Obligor in a supplement to Schedule 6 by the Master Servicer to the Trustee; provided, that any Special Obligor will no longer be a Special Obligor upon notice by the Master Servicer to the Trustee.

          "Special Obligor Limit" shall mean, with respect to any Special Obligor, the percentage expressed as a percentage of the Face Amount of Receivables in the Trust as specified on Schedule 6 as the Special Obligor Limit for such Special Obligor.

          "Trustee's Expense Account" shall have the meaning specified in subsection 11.18.

          (c) The last paragraph of subsection 2.1(c) of the Pooling and Servicing Agreement shall be amended to replace the words "immediately preceding Settlement Date" with the words "last day of the immediately preceding Settlement Period."

          (d) Effective upon the occurrence of the Merger, Subsection 2.3(a) of the Pooling and Servicing Agreement shall be amended to replace the word "Delaware" with the word "Nevada."

          (e) Subsection 4.1(e) is hereby amended by restating and adding the following subparts as follows:

                    (iv) On each Deposit Date on and after the date that a Termination Notice has been given to the Master Servicer pursuant to
          Section 10.1, the Master Servicer shall direct the Trustee to transfer to the Trustee's Expense Account the remaining funds, if any, in deposit in the Collection Account on such date, after giving effect to transfers to be made pursuant to clause (ii) above; provided that no more than $50,000 shall be transferred on any Deposit Date and no more than $250,000 in the aggregate shall be transferred to the Trustee's Expense Account.

                    (v) On each Deposit Date, the Master Servicer shall direct the Trustee to transfer to the Transferor Collection Subaccount the remaining funds, if any, on deposit in the Collection Account on such date after giving effect to transfers to be made pursuant to clauses
          (ii) and (iv) above.

          (f) Subsection 9.2(b) is hereby amended by restating the final sentence of said subsection 9.2(b) as follows:

     Following the repayment in full of the Aggregate Invested Amount plus accrued and unpaid interest and any make whole payments in respect thereof, the remainder, if any shall be released (i) to the Trustee in an amount equal to the amount of any expenses incurred by the Trustee acting in its capacity either as Trustee or liquidating agent pursuant to Section 10.2, which have not otherwise been reimbursed prior thereto and (ii) after giving effect to the transfer to be made pursuant to clause (i) above, the remainder, if any, shall be allocated to the Transferor Interest and shall be released to the holder of the Exchangeable Transferor Certificate upon surrender thereof.

     (g) Section 11.1(i) is hereby restated in its entirety as follows:

     The Trustee shall aggregate the amount of Receivables reported in each Servicer's Receivables Record each month and shall compare the result against the ending total Receivables as reported in Section (a) of the Monthly Settlement Statement (or on an exhibit thereto in the case of Receivables of any particular Originator) for the corresponding Settlement Period. Notwithstanding any other provision of this Agreement or any Supplement, if there exists a discrepancy between the amount of Receivables reported in each Servicer's Receivables Record and the total Receivables as reported in Section (a) of the Monthly Settlement Statement,

               (A) if (I) such discrepancy is greater than 7% of the total Receivables as reported in Section (a) of the Monthly Settlement Statement or (II) a Potential Early Amortization Event has occurred and is continuing, then the Master Servicer shall use its best efforts to resolve, in the case of clause (I), any discrepancy of greater than 5% with respect to any particular Originator and, in the case of clause (II), any discrepancy with respect to any Originator, in each case, within 10 days of the Determination Date relating thereto and if such discrepancy is not resolved within such period the Trustee shall be obligated to give notice of such discrepancy to the Certificateholders, each Enhancement Provider and each Rating Agency; or

               (B) if there is a discrepancy relating to Receivables generated by any Specified Originator and such discrepancy is greater than the Specified Percentage of the total Receivables as reported by such Specified Originator in the Monthly Settlement Statement, the Master Servicer shall use its best efforts to resolve such discrepancy within 10 days of the Determination Date relating thereto and if such discrepancy is not resolved within such period the Trustee shall be obligated to give notice of such discrepancy to the Certificateholders, each Enhancement Provider and each Rating Agency; and

     For purposes of this paragraph (B):

     "Specified Originator" means (i) Biggers Brothers, Inc., (ii) White Swan Mainframe Divisions, and (iii) any Originator the Receivables of which exceed 20% of the Face Amount of all Receivables in the Trust at the end of such Monthly Settlement Period.

     "Specified Percentage" means (i) in the case of Biggers Brothers, Inc., 8%;
     (ii) in the case of White Swan Mainframe Divisions, 9%; and (iii) in the case of any other Specified Originator, 0% or such greater percentage as the Master Servicer and Majority Holders may agree in writing; provided however, with respect to any Specified Originator (including Biggers Brothers, Inc. and White Swan Mainframe Divisions) for which the Master Servicer shall not have been required to reconcile any discrepancies pursuant to this paragraph (B) in the five preceding Settlement Periods, Specified Percentage means 0%.

     (h) Article 11 is hereby amended inserting a new Section 11.18 which shall provide as follows:

               Section 11.18. Trustee Expense Account. (a) The Trustee, for the benefit of the Trustee as liquidating agent hereunder, shall establish and maintain in the name of the Trustee with an Eligible Institution, by way of security, a segregated trust account accessible only by, and under the sole control and dominion of, the Trustee (such account, the "Trustee's Expense Account").

               (b) On each Business Day after the Trustee shall have assumed the duties of the liquidating agent pursuant to Section 10.2, amounts on deposit in the Trustee's Expense Account shall be withdrawn by the Trustee in payment of the reasonable expenses, disbursements and advances made or incurred by the Trustee in its capacity as liquidating agent which have not otherwise been reimbursed prior thereto; provided, that such amounts may only be withdrawn by the Trustee only if the Trustee has made a demand for payment of such amounts on the Master Servicer and the Servicers, 30 days have elapsed since the date of such demand and the Trustee has not received payment of such amounts.

               (c) Upon the day which is one year and one day after the Trust Termination Date, the Trustee shall distribute all remaining funds in the Trustee's Expense Account pursuant to the terms of Subsection 9.2(b).

     (i) Schedule 6 to the Pooling and Servicing Agreement is hereby restated as attached to this Modification.

     3. Supplement. (a) Section 2.1 of the Supplement is hereby amended by restating the following definition:

               "Loss Reserve Floor" shall mean, as of any date of determination, an amount equal to the sum of 12.5% and the required adjustments, if any, set forth in the definition of Special Obligor Limit, which are made on or prior to such date.

     (b) Subsection 4B.6(c) of the Supplement is hereby restated as follows:

               (iii) following the repayment in full of the Invested Amount and any Make Whole Payment in respect thereof, the remaining amount on deposit in the Series 1994-1 Principal Collection Subsubaccount on such Distribution Date, if any, after giving effect to the payment described in subsection 4B.6(c)(i) above shall be distributed to (A) the Trustee in an amount equal to the amount of any expenses incurred by the Trustee acting in its capacity either as Trustee or liquidating agent pursuant to Section 10.2, which have not otherwise been reimbursed prior thereto and (B) after giving effect to the transfer to be made pursuant to clause (A) above, the holder of the Subordinated Certificate.

     4. Receivables Purchase Agreement. Each of Exhibits A and B to the Receivables Purchase Agreement is hereby amended to insert the following proviso immediately preceding the period in the third paragraph immediately preceding the signature blocks:

     ;provided, however, that any payee hereof may pledge its rights to receive payments under this note to the lenders under the Credit Agreement subject to the conditions that such Collateral Agent and any present or future holder of such note agrees, in its capacity as such, to be bound by all the terms and conditions of the Receivables Purchase Agreement, including without limitation, Section 9.16 thereof.

     5. Parent Note and Subordinated Note. Each of the Parent Note and Subordinate Note may be amended to reflect the amendments to Exhibits A and B to the Receivables Purchasing Agreement.

     6. Related Documents. Effective upon the occurrence of the Merger, all references in the Pooling and Servicing Agreement, the Supplement and all other Related Documents which refer to USFAR Inc. as a Delaware corporation shall be amended to refer to USFAR Inc. as a Nevada corporation.

     7. No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Pooling and Servicing Agreement, the Supplement and the Related Documents are and shall remain in full force and effect.

     8. Conditions to Effectiveness. This modification shall become effective on the date (the "Modification Date") on which all of the following shall have occurred:

     (a) each party hereto shall have executed and delivered to the Trustee this Modification;

     (b) the holders of certificates evidencing Fractional Undivided Interest aggregating more than 50% of the Invested Amount of each outstanding Series shall have consented to this Modification;

     (c) the Rating Agency Condition shall have been satisfied;

     (d) the Master Servicer shall have delivered an Opinion of Counsel to each of the Trustee and the Rating Agency in accordance with Section 13.2(c) of the Pooling and Servicing Agreement which opinion shall also be to the effect that
(i) to the extent the obligations under the Pooling and Servicing Agreement and the Related Documents were valid and binding on USFAR Delaware and enforceable in accordance with its terms prior to the Merger, such obligations are valid, binding and enforceable on USFAR Nevada after the Merger and (ii) to the extent the security interest of the Trustee in the Receivables was a perfected security interest prior to the Merger, such security interest will be a perfected security interest after the Merger.

     9. Representations and Warranties. The representations and warranties made by USFAR, US Foodservice and the Subsidiaries in the Pooling and Servicing Agreement, the Supplement and the other Related Documents are true and correct in all material respects on and as of the Modification Date, before and after giving effect to the effectiveness of this Modification, as if made on and as of the Modification Date except for representations and warranties which relate to a specific date in which case such representations and warranties are true and correct in all material respects on and as of such specific date.

     10. Governing Law; Counterparts. This Modification shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such law. This Modification may be executed in any number of counterparts and by the different parties hereto and separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered by their respective officers as of the day and year first written above.

                              USFAR INC.


                              By: /s/ Ken Kozel
                                 ---------------------------
                              Title: Treasurer

                              US FOODSERVICE INC.


                              By: /s/ David F. McAnally
                                 --------------------------------
                              Title:


                              WHITE SWAN, INC.


                              By: /s/ David F. McAnally
                                 --------------------------------
                              Title:


                              BIGGERS BROTHERS, INC.


                              By: /s/ David F. McAnally
                                 --------------------------------
                              Title:


                              F.H. BEVEVINO & COMPANY, INC.


                              By: /s/ David F. McAnally
                                 --------------------------------
                              Title:


                              ROANOKE RESTAURANT SERVICE, INC.


                              By: /s/ David F. McAnally
                                 --------------------------------
                              Title:


                              KING'S FOODSERVICE, INC.


                              By: /s/ David F. McAnally
                                 --------------------------------
                              Title:


                              CHEMICAL BANK, as Trustee


                              By: /s/
                                 --------------------------------
                              Title:

                                                                    Schedule 6
                                                                    ----------

                               Special Obligors
                               ----------------

          With respect to any Special Obligor, the Special Obligor Limit shall be the percentage set forth below opposite the long term unsecured debt ratings of such Special Obligor by the Rating Agency:


          Rating (or equivalent)            Special Obligor Limit
          ----------------------            ---------------------

          AAA                                      12.5%

          AA+, AA, AA-                               6%

          A+, A, A-                                  4%

          BBB+, BBB, BBB-                            3%

          other or not rated                        2.5%;


provided, that: (a) if such Special Obligor is rated by more than one Rating Agency, the Special Obligor Limit shall correspond to the lower of the ratings;
(b) at any time when the Face Amount of the Receivables of such Special Obligor exceeds the Special Obligor Limit then in effect for such Special Obligor, the Special Obligor Limit for such Special Obligor may be increased upon notice by the Master Servicer to the Trustee, so long as, concurrently with any such increase, the Loss Reserve Floor (as defined in each applicable Supplement) is increased by an amount equal to the amount by which such Special Obligor Limit is so increased; and (c) any Special Obligor Limit and Loss Reserve Floor may be subsequently decreased upon notice by the Master Servicer to the Trustee. Notwithstanding the foregoing, (x) in no event shall the Master Servicer increase the Special Obligor Limit for any Special Obligor above the maximum limit specified for such Special Obligor by the Rating Agency (or the lower of the maximum limits if there is more than one Rating Agency) at the time such Eligible Obligor becomes a Special Obligor and (y) for the purposes of determining the Special Obligor Limit and the Overconcentration Amount in no event shall Eligible Receivables owing by all Special Obligors whose Special Obligor Limit exceeds 2.5% with long term unsecured debt ratings, by the Rating Agency of (i) AA- (or equivalent) or better exceed 50% of the Face Amount of all Receivables in the Trust at any time or (ii) A+, A, and A- (or equivalent) exceed 20% of the Face Amount of all Receivables in the Trust at any time. The maximum limit for each Special Obligor as of the date of the Modification No. 1 to this Agreement is as follows:

               Wyatt Cafeteria, Inc.          4%

               The ARA Group, Inc.           5.5%

               Marriott International, Inc.   6%

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                              Pruco Life Insurance Company
                              --------------------------------
                                as a Term Certificateholder



                              By: /s/
                                 -----------------------------
                              Name:
                              Title:  Assistant Vice President
                              Date:  June __, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                    The Prudential Insurance Company of America
                    -------------------------------------------
                            as a Term Certificateholder


                         By: /s/
                            -----------------------------------
                         Name:
                         Title: Vice President
                         Date:  June __, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                         ALLSTATE LIFE INSURANCE
                         3100 Sanders Road
                         Northbrook, IL  60062-7154
                         ---------------------------------
                             as a Term Certificateholder


                         By: /s/
                            ------------------------------
                         Name:
                         Title:
                         Date:  June __, 1995

                         By: /s/
                            ------------------------------

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                         The Travelers Insurance Company
                         ----------------------------------
                             as a Term Certificateholder


                         By: /s/
                            -------------------------------
                         Name:
                         Title:
                         Date:  June 21, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                         AUSA Life Insurance Company, Inc.
                         ----------------------------------
                             as a Term Certificateholder


                         By: /s/ Gregory W. Theobald
                            -------------------------------
                         Name:  Gregory W. Theobald
                         Title: VP & Assist. Secretary
                         Date:  June 23, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                         Bankers United Life Assurance Company
                         -------------------------------------
                             as a Term Certificateholder


                         By: /s/ Gregory W. Theobald
                            ----------------------------------
                         Name:  Gregory W. Theobald
                         Title: VP & Assist. Secretary
                         Date:  June 23, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                    International Life Investors Insurance Co.
                    ------------------------------------------
                        as a Term Certificateholder


                    By: /s/ Gregory W. Theobald
                       ---------------------------------------
                    Name:  Gregory W. Theobald
                    Title: VP & Assist. Secretary
                    Date:  June 23, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                    Life Investors Insurance Company of America
                    -------------------------------------------
                        as a Term Certificateholder


                    By: /s/ Gregory W. Theobald
                       ----------------------------------------
                    Name:  Gregory W. Theobald
                    Title: VP & Assist. Secretary
                    Date:  June 23, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                         Monumental Life Insurance Company
                         ---------------------------------
                              as a Term Certificateholder


                         By: /s/ Gregory W. Theobald
                            ------------------------------
                         Name:  Gregory W. Theobald
                         Title: VP & Assist. Secretary
                         Date:  June 23, 1995

                         Consent to Modification No. 1
                         -----------------------------


          The undersigned Term Certificateholder hereby consents to all of the provisions of the foregoing Modification No. 1.



                         PFL Life Insurance Company
                         ----------------------------------
                              as a Term Certificateholder


                         By: /s/ Gregory W. Theobald
                            -------------------------------
                         Name:  Gregory W. Theobald
                         Title: VP & Assist. Secretary
                         Date:  June 23, 1995

                        Appendix to Modification No. 1
                        ------------------------------


          USFAR Inc., a Nevada corporation (the "Company"), as successor by merger to USFAR Inc., a Delaware corporation, does hereby transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Certificateholders, and does hereby grant a first priority perfected security interest to the Trustee for the benefit of the Certificateholders to secure the obligations of the Company described in Section 2.1 of the Pooling and Servicing Agreement, all of its right, title and interest in, to and under all of the property described in Section 2.1 of the Pooling and Servicing Agreement.

          This instrument shall be construed in accordance with the law of the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed and delivered by its respective officers as of the day and year written below.


                             USFAR INC.


                             By: /s/ Ann B. Cianflone
                                ---------------------------
                             Name: Ann B. Cianflone
                             Title:  Secretary
                             Date:  June 26, 1995